UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 16, 2010

KBS REAL ESTATE INVESTMENT TRUST II, INC.

(Exact name of registrant specified in its charter)

Maryland	000-53649	26-0658752
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

620 Newport Center Drive, Suite 1300

Newport Beach, California 92660

(Address of principal executive offices)

Registrant’s telephone number, including area code: (949) 417-6500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

This Current Report on Form 8-K is being filed by KBS Real Estate Investment Trust II, Inc. (the “Company”) to present the financial statements for the acquired real property described below as well as the related pro forma financial statements for the Company. These financial statements are being filed on Form 8-K in order to be incorporated by reference into the Company’s registration statements.

On December 16, 2010, the Company, through an indirect wholly owned subsidiary, acquired a 31-story office building containing 561,691 rentable square feet located in Denver, Colorado (“Granite Tower”) for a purchase price of approximately $149.0 million plus closing costs.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Real Estate Acquired

Granite Tower

	Report of Independent Registered Public Accounting Firm	F-1

	Statements of Revenues Over Certain Operating Expenses for the Nine Months Ended September 30, 2010 (unaudited) and the Year Ended December 31, 2009	F-2

	Notes to Statements of Revenues Over Certain Operating Expenses for the Nine Months Ended September 30, 2010 (unaudited) and the Year Ended December 31, 2009	F-3

(b)	Pro Forma Financial Information

KBS Real Estate Investment Trust II, Inc.

	Summary of Unaudited Pro Forma Financial Statements	F-5

	Unaudited Pro Forma Balance Sheet as of September 30, 2010	F-6

	Unaudited Pro Forma Statement of Operations for the Nine Months Ended September 30, 2010	F-8

	Unaudited Pro Forma Statement of Operations for the Year Ended December 31, 2009	F-10

1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KBS REAL ESTATE INVESTMENT TRUST II, INC.

Dated: January 26, 2011	BY:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.
Chief Executive Officer

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of

KBS Real Estate Investment Trust II, Inc.

We have audited the accompanying statement of revenues over certain operating expenses of Granite Tower for the year ended December 31, 2009. This statement is the responsibility of Granite Tower’s management. Our responsibility is to express an opinion on the statement based on our audit.

We conducted our audit in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues over certain operating expenses is free of material misstatement. We were not engaged to perform an audit of Granite Tower’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of Granite Tower’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues over certain operating expenses, assessing the accounting principles used and significant estimates made by management, and evaluating the overall presentation of the statement of revenues over certain operating expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues over certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 2, and is not intended to be a complete presentation of Granite Tower’s revenues and expenses.

In our opinion, the statement of revenues over certain operating expenses referred to above presents fairly, in all material respects, the revenues and certain operating expenses, as described in Note 2, of Granite Tower for the year ended December 31, 2009, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Irvine, California

January 26, 2011

GRANITE TOWER

STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES

(in thousands)

	Nine Months Ended September 30, 2010	Year Ended December 31, 2009
	(unaudited)
Revenues:
Rental income	$10,427	$13,391
Tenant reimbursements	543	1,228
Other income	1,012	1,383

Total revenues	11,982	16,002

Expenses:
Real estate taxes and insurance	1,657	2,275
Repairs and maintenance	710	1,185
Utilities	736	802
Cleaning	493	650
Property management fee and salaries to affiliate	470	616
Salaries and wages	386	452
General and administrative	145	178

Total expenses	4,597	6,158

Revenues over certain operating expenses	$7,385	$9,844

See accompanying notes.

GRANITE TOWER

NOTES TO STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES

For the Nine Months Ended September 30, 2010 (unaudited)

and the Year Ended December 31, 2009

1.	DESCRIPTION OF REAL ESTATE PROPERTY

On December 16, 2010, KBS Real Estate Investment Trust II, Inc. (“KBS REIT II”), through an indirect wholly owned subsidiary, acquired a 31-story office building containing 561,691 rentable square feet located in Denver, Colorado (“Granite Tower”) from Cumberland Office Park, LLC (the “Seller”), an affiliate of GPI Tower Limited Partnership. The Seller is not affiliated with KBS REIT II or its advisor, KBS Capital Advisors LLC. Granite Tower is located on approximately 0.7 acres of land. The purchase price of Granite Tower was $149.0 million plus closing costs.

KBS REIT II is a Maryland corporation formed to invest in and manage a diverse portfolio of real estate properties located throughout the United States and real estate-related investments.

2.	BASIS OF PRESENTATION

The accompanying statements of revenues over certain operating expenses have been prepared to comply with the rules and regulations of the Securities and Exchange Commission (“SEC”).

Granite Tower is not a legal entity and the accompanying statements of revenues over certain operating expenses are not representative of the actual operations for the periods presented, as certain revenues and expenses have been excluded that may not be comparable to the revenues and expenses KBS REIT II expects to incur in the future operations of Granite Tower. Excluded items include interest, depreciation and amortization, and general and administrative costs not directly comparable to the future operations of Granite Tower.

An audited statement of revenues over certain operating expenses is being presented for the most recent fiscal year available instead of the three most recent years based on the following factors: (i) Granite Tower was acquired from an unaffiliated party and (ii) based on due diligence of Granite Tower by KBS REIT II, management is not aware of any material factors relating to Granite Tower that would cause this financial information not to be indicative of future operating results.

The accompanying unaudited statement of revenues over certain operating expenses for the nine months ended September 30, 2010 has been prepared to include all adjustments which are of a normal and recurring nature, necessary for a fair and consistent presentation of the results for such period. Operating results for the nine months ended September 30, 2010 are not necessarily indicative of the results that may be expected for the year ending December 31, 2010.

Square footage, acreage, occupancy and other measures used to describe real estate included in these notes to the statements of revenues over certain operating expenses are presented on an unaudited basis.

3.	SIGNIFICANT ACCOUNTING POLICIES

Rental Revenues

Minimum rent, including rental abatements and contractual fixed increases attributable to operating leases, is recognized on a straight-line basis over the term of the related lease and amounts expected to be received in later years are recorded as deferred rent. The adjustment to record deferred rent increased rental revenue by $0.9 million and $1.3 million for the year ended December 31, 2009 and nine months ended September 30, 2010 (unaudited), respectively.

Use of Estimates

The preparation of financial statements, as described in Note 2 and in conformity with U.S. generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could materially differ from those estimates.

GRANITE TOWER

NOTES TO STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES (CONTINUED)

For the Nine Months Ended September 30, 2010 (unaudited)

and the Year Ended December 31, 2009

4.	DESCRIPTION OF LEASING ARRANGEMENTS

As of December 31, 2009, Granite Tower was 92% leased to 22 tenants. For the year ended December 31, 2009, Granite Tower earned approximately 64% of its rental income from two tenants in the oil and gas industry. One of these tenants occupies 269,980 rentable square feet and its lease expires on April 30, 2018, with one extension option for a minimum of four contiguous floors, up to and including the entire premises, for up to twenty years, in five or ten year increments. This tenant has a one-time option to terminate up to three contiguous floors or all of its leased space effective December 31, 2014, with notice given by December 31, 2013 and subject to a termination fee. The other significant tenant occupies 62,633 square feet and its lease expires on March 31, 2019, with two five-year extension options. If this tenant exercises its extension options, it must extend the lease term on either the 23rd or 24th floor of the building and the leased premises related to such extension may consist of a portion of the rentable area of the leased space located on the remaining floors. Subject to certain conditions, the tenant has an option to terminate its lease effective as of March 31, 2016, subject to a termination fee. This tenant also has a one-time option to surrender up to one full floor as of March 31, 2013 or March 31, 2016, subject to a termination fee. No other tenant leases represented more than 10% of rental income for the year ended December 31, 2009.

5.	FUTURE MINIMUM RENTAL COMMITMENTS

As of December 31, 2009, expected future minimum rental receipts due under operating leases for the years ending December 31 were as follows (in thousands):

2010	$12,283
2011	13,639
2012	12,333
2013	11,698
2014	10,948
Thereafter	38,028

$98,929

6.	COMMITMENTS AND CONTINGENCIES

Tenant Lease Termination Options

Certain tenants have lease termination options built into their leases, which are subject to termination fees. In the event that a tenant does exercise its option to terminate its lease early and the terminated space is not subsequently leased out, the total amount of future minimum rent received by Granite Tower will be reduced.

Environmental

Granite Tower is subject to various environmental laws of federal, state and local governments. Compliance with existing environmental laws is not expected to have a material adverse effect on Granite Tower’s financial condition or results of operations as of December 31, 2009.

7.	SUBSEQUENT EVENTS

KBS REIT II evaluates subsequent events up until the date the statements of revenues over certain operating expenses are issued. The accompanying statements of revenues over certain operating expenses were issued on January 26, 2011.

KBS REAL ESTATE INVESTMENT TRUST II, INC.

SUMMARY OF UNAUDITED PRO FORMA FINANCIAL STATEMENTS

The following pro forma information should be read in conjunction with the consolidated balance sheets of KBS Real Estate Investment Trust II, Inc. (“KBS REIT II”) as of December 31, 2009 and September 30, 2010, the related consolidated statements of operations, stockholders’ equity, and cash flows for the year ended December 31, 2009 and for the three and nine months ended September 30, 2010, and the notes thereto. The consolidated financial statements of KBS REIT II as of and for the year ended December 31, 2009 and the consolidated financial statements as of and for the three and nine months ended September 30, 2010 have been included in KBS REIT II’s prior filings with the SEC. In addition, this pro forma information should be read in conjunction with the statements of revenues over certain operating expenses and the notes thereto of the Willow Oaks Corporate Center, the 300 N. LaSalle Building, the Union Bank Plaza and National City Tower, which have been filed with the SEC, and the statements of revenues over certain operating expenses and the notes thereto of Granite Tower, which are included herein.

The following unaudited pro forma balance sheet as of September 30, 2010 has been prepared to give effect to the acquisitions of National City Tower and Granite Tower as if the acquisitions occurred on September 30, 2010.

The following unaudited pro forma statements of operations for the nine months ended September 30, 2010 and for the year ended December 31, 2009 have been prepared to give effect to the acquisitions of (i) the Willow Oaks Corporate Center acquired on August 26, 2009; (ii) the 300 N. LaSalle Building acquired on July 29, 2010, (iii) the Union Bank Plaza acquired on September 15, 2010, (iv) Granite Tower acquired on December 16, 2010, and (v) National City Tower acquired on December 17, 2010, as if the acquisitions occurred on January 1, 2009.

These unaudited pro forma financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the acquisitions of the Willow Oaks Corporate Center, the 300 N. LaSalle Building, the Union Bank Plaza, Granite Tower and National City Tower been consummated as of January 1, 2009. The audited statement of revenues over certain operating expenses of Willow Oaks Corporate Center has been previously filed on Form 8-K/A with the SEC on October 16, 2009, the audited statement of revenues over certain operating expenses of the 300 N. LaSalle Building has been previously filed on Form 8-K/A with the SEC on September 27, 2010, the audited statement of revenues over certain operating expenses of the Union Bank Plaza has been previously filed on Form 8-K/A with the SEC on November 23, 2010, and the audited statement of revenues over certain operating expenses of National City Tower was filed on Form 8-K with the SEC on January 26, 2011. In addition, the pro forma balance sheet includes pro forma preliminary estimates of the fair value of the assets and liabilities acquired in connection with the acquisitions. These preliminary estimates may be adjusted in the future upon finalization of the purchase accounting.

KBS REAL ESTATE INVESTMENT TRUST II, INC.

UNAUDITED PRO FORMA BALANCE SHEET

As of September 30, 2010

(in thousands, except share and per share amounts)

		Pro Forma Adjustments
	KBS Real Estate Investment Trust II Historical (a)	Granite Tower (b)		National City Tower (c)		Pro Forma Total
Assets
Real estate:
Land	$169,657	$8,850	(d)	$6,700	(d)	$185,207
Buildings and improvements	1,279,922	125,167	(d)	76,680	(d)	1,481,769
Tenant origination and absorption costs	199,214	16,271	(d)	32,183	(d)	247,668

Total real estate, cost	1,648,793	150,288		115,563		1,914,644
Less accumulated depreciation and amortization	(60,566)	-		-		(60,566)

Total real estate, net	1,588,227	150,288		115,563		1,854,078
Real estate loans receivable, net	246,607	-		-		246,607

Total real estate and real estate-related investments, net	1,834,834	150,288		115,563		2,100,685
Cash and cash equivalents	80,889	-		-		80,889
Restricted cash	796	-		-		796
Rents and other receivables, net	16,763	-		-		16,763
Above-market leases, net	41,635	1,942	(d)	3,845	(d)	47,422
Deferred financing costs, prepaid expenses and other assets	14,411	-		616	(e)	15,027

Total assets	$1,989,328	$152,230		$120,024		$2,261,582

Liabilities and stockholders’ equity
Notes payable	$720,434	$-		$69,000	(c)	$789,434
Accounts payable and accrued liabilities	23,584	-		-		23,584
Due to affiliates	-	-		-		-
Distributions payable	7,564	-		-		7,564
Below-market leases, net	28,035	3,265	(d)	5,844	(d)	37,144
Other liabilities	9,974	-		-		9,974

Total liabilities	789,591	3,265		74,844		867,700

Commitments and contingencies
Redeemable common stock	33,905	-		-		33,905
Stockholders’ equity:
Preferred stock, $.01 par value; 10,000,000 shares authorized, no shares issued and outstanding	-	-		-		-
Common stock, $.01 par value;
1,000,000,000 shares authorized, 144,819,252 shares issued and outstanding, 166,338,395 pro forma shares	1,448	166	(b)	50	(c)	1,664
Additional paid-in capital	1,260,395	148,799	(b)	45,130	(c)	1,454,324
Cumulative distributions in excess of net income	(90,994)	-		-		(90,994)
Accumulated other comprehensive loss	(5,017)	-		-		(5,017)

Total stockholders’ equity	1,165,832	148,965		45,180		1,359,977

Total liabilities and stockholders’ equity	$1,989,328	$152,230		$120,024		$2,261,582

KBS REAL ESTATE INVESTMENT TRUST II, INC.

NOTES TO UNAUDITED PRO FORMA BALANCE SHEET

As of September 30, 2010

(a)	Historical financial information derived from KBS REIT II’s Quarterly Report on Form 10-Q as of September 30, 2010.

(b)	Represents the acquisition of Granite Tower. The purchase price of Granite Tower was $149.0 million and was funded with proceeds, net of offering costs, received from KBS REIT II’s initial public offering through the acquisition date. The pro forma adjustments assume the proceeds were raised as of September 30, 2010 and KBS REIT II receives a gross offering price of $10 per share.

(c)	Represents the acquisition of National City Tower. The purchase price of National City Tower was $113.6 million and was funded with proceeds from a $69.0 million five-year mortgage loan and proceeds from, net of offering costs, received from KBS REIT II’s initial public offering through the acquisition date. The pro forma adjustments assume the proceeds were raised as of September 30, 2010 and KBS REIT II receives a gross offering price of $10 per share.

(d)	KBS REIT II determined the cost of tangible assets, identifiable intangibles and assumed liabilities (consisting of above and below-market leases and tenant origination and absorption costs) acquired in the business combination based on their estimated fair values. The purchase accounting for these acquisitions is preliminary and subject to change.

(e)	Represents loan fees incurred in conjunction with the financing of National City Tower.

KBS REAL ESTATE INVESTMENT TRUST II, INC.

UNAUDITED PRO FORMA STATEMENT OF OPERATIONS

For the Nine Months Ended September 30, 2010

(in thousands, except share and per share amounts)

		Pro Forma Adjustments
	KBS Real Estate Investment Trust II Historical (a)	Willow Oaks Corporate Center		300 N. LaSalle Building		Union Bank Plaza		Granite Tower		National City Tower		Pro Forma Total
Revenues:
Rental income	$69,673	$(46	) (b)	$21,677	(b)	$15,307	(b)	$11,096	(b)	$10,997	(b)	$128,704
Tenant reimbursements	10,845	-		7,133	(c)	1,555	(c)	543	(c)	1,036	(c)	21,112
Interest income from real estate loans receivable	20,088	-		-		-		-		-		20,088
Other operating income	1,466	-		578	(d)	3,130	(d)	1,012	(d)	782	(d)	6,968

Total revenues	102,072	(46)		29,388		19,992		12,651		12,815		176,872

Expenses:
Operating, maintenance and management	17,835	-		10,706	(e)	5,325	(e)	2,940	(e)	3,971	(e)	40,777
Real estate taxes and insurance	7,643	-		479	(f)	1,842	(f)	1,657	(f)	924	(f)	12,545
Asset management fees to affiliate	6,184	-		2,861	(g)	1,111	(g)	846	(g)	652	(g)	11,654
Real estate acquisition fees and expenses	15,157	-		(10,202	) (h)	(1,802	) (h)	-		-		3,153
General and administrative expenses	3,122	-		(125	) (i)	-		-		-		2,997
Depreciation and amortization	40,465	(180	) (j)	9,628	(j)	5,735	(j)	4,953	(j)	5,662	(j)	66,263
Interest expense	10,310	-		8,610	(k)	2,715	(l)	-		2,206	(m)	23,841

Total expenses	100,716	(180)		21,957		14,926		10,396		13,415		161,230

Other income:
Other interest income	239	-		-		-		-		-		239

Net income (loss)	$1,595	$134		$7,431		$5,066		$2,255		$(600)		$15,881

Net income per common share, basic and diluted	$0.01											$0.10

Weighted-average number of common shares outstanding, basic and diluted	115,611,704											166,338,395

KBS REAL ESTATE INVESTMENT TRUST II, INC.

NOTES TO UNAUDITED PRO FORMA STATEMENT OF OPERATIONS

For the Nine Months Ended September 30, 2010

(a)	Historical financial information derived from KBS REIT II’s Quarterly Report on Form 10-Q for the nine months ended September 30, 2010.

(b)	Represents base rental income (not reflected in the historical statement of operations of KBS REIT II), including amortization of above-market lease assets and below-market lease liabilities, for the nine months ended September 30, 2010. Base rent is recognized on a straight-line basis beginning on the pro forma acquisition date of January 1, 2009. Above-market lease assets and below-market lease liabilities are amortized over the remaining non-cancelable terms of the respective lease, including any below-market renewal periods.

(c)	Represents operating cost reimbursements from tenants (not reflected in the historical statement of operations of KBS REIT II) for the nine months ended September 30, 2010, based on historical operations of the previous owners.

(d)	Represents other operating income from tenants (not reflected in the historical statement of operations of KBS REIT II) for the nine months ended September 30, 2010, based on historical operations of the previous owners.

(e)	Represents operating expenses (not reflected in the historical statement of operations of KBS REIT II) for the nine months ended September 30, 2010, based on historical operations of the previous owners.

(f)	Represents real estate taxes and insurance expense incurred by the respective properties (not reflected in the historical statement of operations of KBS REIT II) for the nine months ended September 30, 2010 based on management’s estimates.

(g)	Represents asset management fees (not reflected in the historical statement of operations of KBS REIT II) for the nine months ended September 30, 2010 that would be due to affiliates of KBS REIT II had the assets been acquired on January 1, 2009. With respect to investments in real property, the asset management fee is a monthly fee equal to one-twelfth of 0.75% of the amount paid to acquire the investment. This amount includes any portion of the investment that was debt financed and is inclusive of acquisition fees and expenses related thereto.

(h)	Represents adjustments to eliminate real estate acquisition fees and expenses incurred during the nine months ended September 30, 2010 for properties presented on a pro forma basis. Acquisition fees and expenses are recorded in the unaudited pro forma statement of operations for the year ended December 31, 2009, based on the pro forma acquisition date of January 1, 2009.

(i)	Represents the amortization of an acquisition contingency related to a lease with the seller for the nine months ended September 30, 2010.

(j)	Represents depreciation expense (not reflected in the historical statement of operations of KBS REIT II) for the nine months ended September 30, 2010. Depreciation expense on the purchase price of buildings is recognized using the straight-line method and a 39-year life. Depreciation expense on the purchase price of the tenant improvements is recognized using the straight-line method over the life of the lease. Amortization expense on lease intangible costs is recognized using the straight-line method over the life of the lease.

(k)	Represents loan fee amortization and interest expense incurred on a mortgage loan secured by the 300 N. LaSalle Building, which bears interest at a fixed rate of 4.25% per annum, maturing August 1, 2015. Amortization of loan fees is recognized using the interest method over the life of the loan.

(l)	Represents loan fee amortization and interest expense incurred on a mortgage loan secured by the Union Bank Plaza, which bears interest at a swapped fixed rate of 3.445% per annum, maturing September 15, 2015. Amortization of loan fees is recognized using the interest method over the life of the loan.

(m)	Represents loan fee amortization and interest expense incurred on a mortgage loan secured by National City Tower, which bears interest at a swapped fixed rate of 4.085% per annum, maturing December 16, 2015. Amortization of loan fees is recognized using the interest method over the life of the loan.

KBS REAL ESTATE INVESTMENT TRUST II, INC.

UNAUDITED PRO FORMA STATEMENT OF OPERATIONS

For the Year Ended December 31, 2009

(in thousands, except share and per share amounts)

		Pro Forma Adjustments
	KBS Real Estate Investment Trust II Historical (a)	Willow Oaks Corporate Center		300 N. LaSalle Building		Union Bank Plaza		Granite Tower		National City Tower		Pro Forma Total
Revenues:
Rental income	$49,548	$10,101	(b)	$25,588	(b)	$21,183	(b)	$14,350	(b)	$14,277	(b)	$135,047
Tenant reimbursements	8,762	559	(c)	1,756	(c)	2,493	(c)	1,228	(c)	1,375	(c)	16,173
Interest income from real estate loans receivable	16,885	-		-		-		-		-		16,885
Interest income from real estate securities	128	-		-		-		-		-		128
Other operating income	64	228	(d)	721	(d)	3,840	(d)	1,383	(d)	1,162	(d)	7,398

Total revenues	75,387	10,888		28,065		27,516		16,961		16,814		175,631

Expenses:
Operating, maintenance and management	12,265	2,654	(e)	7,251	(e)	7,045	(e)	3,883	(e)	5,213	(e)	38,311
Real estate taxes and insurance	4,515	954	(f)	3,146	(f)	2,717	(f)	2,275	(f)	1,171	(f)	14,778
Asset management fees to affiliate	4,482	554	(g)	4,967	(g)	1,573	(g)	1,127	(g)	869	(g)	13,572
Real estate acquisition fees and expenses	1,524	-		10,202	(h)	1,802	(h)	1,314	(h)	1,213	(h)	16,055
General and administrative expenses	2,678	-		(536	) (i)	-		-		-		2,142
Depreciation and amortization	28,105	3,865	(j)	15,962	(j)	7,886	(j)	6,431	(j)	5,902	(j)	68,151
Interest expense	10,164	-		14,982	(k)	3,848	(l)	-		2,942	(m)	31,936

Total expenses	63,733	8,027		55,974		24,871		15,030		17,310		184,945

Other income:
Other interest income	646	-		-		-		-		-		646
Gain on sale of real estate securities	119	-		-		-		-		-		119

Total other income	765	-		-		-		-		-		765

Net income (loss)	$12,419	$2,861		$(27,909)		$2,645		$1,931		$(496)		$(8,549)

Net income (loss) per common share, basic and diluted	$0.20											$(0.06)

Weighted-average number of common shares outstanding, basic and diluted	63,494,969											137,719,033

KBS REAL ESTATE INVESTMENT TRUST II, INC.

NOTES TO UNAUDITED PRO FORMA STATEMENT OF OPERATIONS

For the Year Ended December 31, 2009

(a)	Historical financial information derived from KBS REIT II’s Annual Report on Form 10-K for the year ended December 31, 2009.

(b)	Represents base rental income (not reflected in the historical statement of operations of KBS REIT II), including amortization of above-market lease assets and below-market lease liabilities, for the year ended December 31, 2009. Base rent is recognized on a straight-line basis beginning on the pro forma acquisition date of January 1, 2009. Above-market lease assets and below-market lease liabilities are amortized over the remaining non-cancelable terms of the respective lease, including any below-market renewal periods.

(c)	Represents operating cost reimbursements from tenants (not reflected in the historical statement of operations of KBS REIT II) for the year ended December 31, 2009, based on historical operations of the previous owners.

(d)	Represents other operating income from tenants (not reflected in the historical statement of operations of KBS REIT II) for the year ended December 31, 2009, based on historical operations of the previous owners.

(e)	Represents operating expenses (not reflected in the historical statement of operations of KBS REIT II) for the year ended December 31, 2009, based on historical operations of the previous owners.

(f)	Represents real estate taxes and insurance expense incurred by the respective properties (not reflected in the historical statement of operations of KBS REIT II) for the year ended December 31, 2009 based on management’s estimates.

(g)	Represents asset management fees (not reflected in the historical statement of operations of KBS REIT II) for the year ended December 31, 2009 that would be due to affiliates of KBS REIT II had the assets been acquired on January 1, 2009. With respect to investments in real property, the asset management fee is a monthly fee equal to one-twelfth of 0.75% of the amount paid to acquire the investment. This amount includes any portion of the investment that was debt financed and is inclusive of acquisition fees and expenses related thereto.

(h)	Represents acquisition fees and expenses (not reflected in the historical statement of operations of KBS REIT II) for the year ended December 31, 2009, based on the pro forma acquisition date of January 1, 2009.

(i)	Represents the amortization of an acquisition contingency related to a lease with the seller for the year ended December 31, 2009.

(j)	Represents depreciation expense (not reflected in the historical statement of operations of KBS REIT II) for the year ended December 31, 2009. Depreciation expense on the purchase price of buildings is recognized using the straight-line method and a 39-year life. Depreciation expense on the purchase price of the tenant improvements is recognized using the straight-line method over the life of the lease. Amortization expense on lease intangible costs is recognized using the straight-line method over the life of the lease.

(k)	Represents loan fee amortization and interest expense incurred on a mortgage loan secured by the 300 N. LaSalle Building, which bears interest at a fixed rate of 4.25% per annum, maturing August 1, 2015. Amortization of loan fees is recognized using the interest method over the life of the loan.

(l)	Represents loan fee amortization and interest expense incurred on a mortgage loan secured by the Union Bank Plaza, which bears interest at a swapped fixed rate of 3.445% per annum, maturing September 15, 2015. Amortization of loan fees is recognized using the interest method over the life of the loan.

(m)	Represents loan fee amortization and interest expense incurred on a mortgage loan secured by National City Tower, which bears interest at a swapped fixed rate of 4.085% per annum, maturing December 16, 2015. Amortization of loan fees is recognized using the interest method over the life of the loan.